Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the period ended June 30, 2009 as filed with the Securities and Exchange Commission (the "Report") by Earth Search Sciences, Inc. (the "Registrant"), I, Charles G. Bridge, Principal Accounting Officer of the Registrant, hereby certify that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and
2. The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of Registrant.

Dated: August 7, 2009	/s/ Charles G. Bridge
Charles G. Bridge
Principal Accounting Officer